Exhibit 99.1
Heliogen Announces Updates to Strengthen its Board and Drive Implementation of Strategic Plan and Growth Initiatives

Announces appointment of Roger A. Lazarus to Board – veteran financial services executive brings decades of management, operational and financial experience across developed and emerging markets

Board establishes Corporate Strategy Committee to advise and oversee execution of key strategic pillars to improve shareholder value

PASADENA, Calif., March 6, 2023 — Heliogen, Inc. (NYSE: HLGN) (the “Company”), a leading provider of AI-enabled concentrating solar energy technology, today announced updates to its Board of Directors (the “Board”) to accelerate the successful implementation of the Company’s strategic plan, pursue growth initiatives and enhance value for shareholders.

Roger A. Lazarus has been appointed a member of the Board, effective March 2, 2023. Mr. Lazarus, a Chartered Accountant (ICAEW), brings valuable financial and operational expertise across both developed and emerging markets. He will serve on the Board’s Audit and Compensation Committees.

Additionally, the Board has established a new Corporate Strategy Committee (the “Committee”) to work with Heliogen’s management team to advise and oversee management’s process for implementing the Company’s strategic priorities and growth initiatives, immediately targeted at (1) sales of the Company’s steam product for use in industrial processes and in green hydrogen production and (2) installation of commercial-scale projects. The Committee is chaired by director and industrial energy transition veteran Barbara Burger, and includes Christie Obiaya, Heliogen’s Chief Executive Officer, and directors Stacey Abrams and Paddy Padmanathan.

Further, director Julie M. Kane has been elected chair of the Board.

“I am committed to working closely with our Corporate Strategy Committee as we focus on executing our strategic plan and propelling our growth initiatives forward,” said Christie Obiaya. “The Committee’s engagement will be invaluable as we tackle the key pillars of our business strategy. With our world-class team and Board, we are poised to scale our groundbreaking concentrated solar thermal technology to decarbonize industry and deliver value to our shareholders.”

“The entire Board is pleased to welcome Roger as a director to support our mission of changing the world by decarbonizing industry,” said Julie Kane. “Roger brings a wealth of finance and business expertise, along with a more than three-decade track record as an experienced leader, operator and strategist in emerging markets. I am confident we will benefit from his valuable perspectives as we execute on our strategic plan and continue to grow Heliogen into a global leader in industrial decarbonization.”

“I am excited to join Heliogen’s Board at such a pivotal time for the Company," said Roger Lazarus. “I am energized to work alongside this top-notch group of individuals united by the same mission to accelerate the global energy transition, and I look forward to bringing my finance, operational and management experience to bear as Heliogen continues to execute on its global growth strategy.”

Roger A. Lazarus Biography

Mr. Lazarus is a recognized global business executive, with a proven track record of Board and C-suite experience and business unit leadership roles for a range of emerging and established businesses, as well as multi-country transaction advisory expertise. He is currently the Chief Financial Officer of Chain Bridge I, a NASDAQ listed special purpose acquisition company, and is also a venture partner to Marcy Venture Partners and its portfolio companies. Mr. Lazarus joined Ernst & Young LLP in Boston as a partner in 1997 advising on acquisitions and investments for corporate and private equity clients. During his 23-year career with Ernst & Young, he served in a variety of roles, including as the Chief Operating Officer (“COO”) and Board member of Ernst & Young’s LatAm

North region, where he managed internal operations and oversaw financial and operating reporting for 13 countries, as a managing partner and COO of Ernst & Young Colombia, and as the managing partner of Ernst & Young´s West Region Transactions service-line. Mr. Lazarus is a director and the chair of the Audit Committee and Compensation Committee of LatAm Logistic Properties S.R.L, a 3PL real estate developer in Costa Rica, Colombia and Peru. He is chair of the Audit Committee of the Goldman Environmental Foundation, the sponsor of the annual Goldman Environmental Prize. Mr. Lazarus is a Chartered Accountant (ICAEW), holds a BA with honors in Economics from the University of York, England and completed the international certification of the Institute of Directors (London, England) in 2020.

About Heliogen

Heliogen is a renewable energy technology company focused on decarbonizing industry and empowering a sustainable civilization. The company’s concentrating solar energy and thermal storage systems aim to deliver carbon-free heat, steam, power, or green hydrogen at scale to support round-the-clock industrial operations. Powered by AI, computer vision and robotics, Heliogen is focused on providing robust clean energy solutions that accelerate the transition to renewable energy, without compromising reliability, availability, or cost. For more information about Heliogen, please visit heliogen.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding (i) implementation of the Company’s strategic plan and growth initiatives, (ii) plans to prioritize sales of the Company’s industrial steam product and installation of commercial scale projects; and (iii) expectations for scaling the Company’s concentrated solar thermal technology. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) our financial and business performance, including risk of uncertainty in our financial projections and business metrics and any underlying assumptions thereunder; (ii) changes in our business and strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans; (iii) our ability to execute our business model, including market acceptance of our planned products and services and achieving sufficient production volumes at acceptable quality levels and prices; (iv) our ability to maintain listing on the New York Stock Exchange; (v) our ability to access sources of capital to finance operations, growth and future capital requirements; (vi) our ability to maintain and enhance our products and brand, and to attract and retain customers; (vii) our ability to scale in a cost effective manner; (viii) changes in applicable laws or regulations; (ix) developments and projections relating to our competitors and industry; and (x) our ability to protect our intellectual property. You should carefully consider the foregoing factors and the other risks and uncertainties disclosed in the “Risk Factors” section in Part I, Item 1A in our Annual Report on Form 10-K/A for the annual period ended December 31, 2021 and other documents filed by Heliogen from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Heliogen assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Heliogen Investor Contact:
Louis Baltimore
VP, Investor Relations
Louis.Baltimore@Heliogen.com

Heliogen Media Contact:
Cory Ziskind
ICR, Inc.
HeliogenPR@icrinc.com